CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts	$ 0	$ 0
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	390,423,578	351,823,578
Ordinary shares, shares outstanding	365,235,402	347,419,152
Treasury Stock, shares	4,643,150	4,643,150